Exhibit 10.5.3

SECOND AMENDMENT TO DEED OF LEASE

THIS SECOND AMENDMENT TO DEED OF LEASE (this “Amendment”) is entered into as of December 24, 2015 by and between MEPT COURTHOUSE TOWER, LLC, a Delaware limited liability company (the “Landlord”), and OPOWER, INC., a Delaware corporation (the “Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Deed of Lease dated as of November 3, 2010 (the “Original Lease”), as amended by that certain First Amendment to Deed of Lease dated March 21, 2014 (the “First Amendment”; collectively, with the Original Lease, the “Amended Lease”), pursuant to which Tenant leased a portion of the seventh (7th), eighth (8th) and ninth (9th) floors of the building located at 1515 N. Courthouse Road, Arlington, Virginia, commonly known as Courthouse Tower (the “Building”) containing an “as agreed” 51,925 rentable square feet (the “Original Premises”).

B. Landlord and Tenant desire to amend the Amended Lease to provide for: (i) the extension of the Lease Term, (ii) the addition of the Must-Take Space to the Original Premises, and (iii) certain other modifications agreed to by Landlord and Tenant, all upon and subject to the terms and conditions set forth herein. The Amended Lease, as further amended by this Amendment, is referred to herein as the “Lease.”

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereby agree as follows:

1. Recitals Incorporated / Capitalized Terms. The recitals are incorporated herein as if fully set forth herein as a substantive provision of this Amendment. All capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed thereto in the Amended Lease.

2. Must-Take Space. Landlord hereby exercises its right to require Tenant to lease the Must-Take Space (as detailed in the First Amendment) as of January 1, 2016, which shall be the Must-Take Space Effective Date (as detailed in the First Amendment).

3. Premises and Tenant’s Pro Rata Share. As of the Must-Take Space Effective Date, the Premises contain 52,317 rentable square feet, the Tenant’s Pro Rata Share (Operating Costs) is 22.48% and the Tenant’s Pro Rata Share (Property Taxes) is 21.19%.

4. Lease Term. The end of the Lease Term and the date on which the Lease will expire shall be May 31, 2018. Tenant has no right to further extend the Lease Term.

5. Base Rent.

(a) From the date hereof until December 1, 2016, Base Rent with respect to the Premises shall continue to be payable in accordance with the Amended Lease.

(b) Notwithstanding anything in the Amended Lease to the contrary, commencing on the December 1, 2016, Base Rent for the Premises shall be payable in accordance with the following table:

Applicable Portion of Lease Term		Rate Per Rentable Square Foot/Annum	Annual Base Rent		Monthly Base Rent Installment (Annual ÷ 12)
Beginning	Ending
December 1, 2016	November 30, 2017	$48.40	$2,532,142.80		$211,011.90
December 1, 2017	May 31, 2018	$49.85	$2,608.002.45	*	$217,333.54

*	Partial Lease Year.

6. Additional Rent. Tenant shall continue to pay Additional Rent throughout the Lease Term, which shall be computed in accordance with paragraph 3.4 of the Lease.

7. Tenant’s Signs. Paragraph 4.23.1 and all references to Exhibit F of the Amended Lease are hereby deleted in their entirety and are of no further force or effect.

8. Tenant’s Option to Extend. Paragraph 6.18 of the Original Lease is hereby deleted in its entirety and is of no further force or effect.

9. Tenant’s Right of First Offer. Paragraph 6.19 of the Original Lease is hereby deleted in its entirety and is of no further force or effect.

10. Condition of Original Premises and the Must-Take Space. Tenant acknowledges that Tenant is currently in possession of, and Landlord makes no representation or warranties regarding the condition of, the Original Premises and the Must-Take Space. Landlord is not and shall not be obligated to perform any construction, improvements or alterations to the Original Premises or the Must-Take Space.

11. No Second Amended and Restated Memorandum. Upon the full execution of this Amendment, the requirement for the parties to enter into the Second Amended and Restated Memorandum as required pursuant to the First Amendment shall be deleted and of no further force or effect.

12. Estoppel. Tenant certifies to Landlord that the following statements are true as of the date of the execution of this Amendment: (a) there are no subtenants or other occupants of the Premises; (b) no monthly Base Rent installments under the Lease have been paid by Tenant by more than one (1) month in advance; (c) neither Tenant nor, to Tenant’s knowledge, Landlord, is in default under any of the terms of the Lease; (d) the Lease is in full force and effect; (e) to Tenant’s knowledge, Tenant has no claims against Landlord; (f) to Tenant’s knowledge, Landlord has fulfilled all of its obligations under the Lease required to be fulfilled by Landlord; and (g) the Tenant Improvement Allowance has been fully disbursed.

13. Severability; Captions. If any clause or provision of this Amendment is determined to be illegal, invalid, or unenforceable under present or future laws, the remainder of this Amendment shall not be affected by such determination, and in lieu of each clause or provision that is determined to be illegal, invalid or unenforceable, there be added as a part of this Amendment a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable. Headings or captions in this Amendment are added as a matter of convenience only and in no way define, limit or otherwise affect the construction or interpretation of the Lease.

14. Incorporation of Prior Agreement; Amendments. The Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned therein or herein, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of the Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

15. Authority. Each individual executing this Amendment on behalf of Tenant represents and warrants to Landlord that he or she is duly authorized to so execute and deliver this Amendment and that all corporate actions and consents required for execution of this Amendment have been given, granted or obtained.

16. Ratification of Lease. The Amended Lease, as herein amended, remains in full force and effect and is hereby ratified and reaffirmed in all respects. To the extent the terms of the Amended Lease and this Amendment conflict, the terms of this Amendment shall control.

17. Brokers. Tenant represents and warrants to Landlord that it has not dealt with any brokers or finders in connection with this Amendment other than Tenant’s broker, CBRE, Inc., who Landlord shall pay pursuant to a separate agreement. Landlord represents and warrants to Tenant that it has not dealt with any brokers or finders in connection with this Amendment other than Landlord’s broker, LPC Commercial Services, Inc., who Landlord shall pay pursuant to a separate agreement. Each party to this Amendment shall indemnify, defend and hold harmless the other party from and against any and all Claims asserted against such other party by any real estate broker, finder or intermediary relating to any act of the indemnifying party in connection with this Amendment.

18. Miscellaneous. The captions and underlining of specific words herein are for convenience of reference only and shall not define, limit, or expand the meaning of the provisions of this Amendment. The terms and conditions set forth in this Amendment are the product of joint draftsmanship by all parties, each being represented by counsel, and any ambiguities in this Amendment cannot be construed against any one party based solely upon a presumption of authorship. This Amendment may be executed in one or more counterparts, which counterparts, when each party has signed at least one (1) counterpart hereof and delivered such signed counterpart to the other party, shall constitute one and the same instrument. This Amendment may be executed by facsimile, electronic communication in portable document format (.pdf) or duplicate originals, and the parties agree that their electronically transmitted signatures shall have the same effect as manually transmitted signatures. The Lease shall be governed and construed in accordance with the laws of the Commonwealth of Virginia. Landlord and Tenant hereby waive their right to a trial by jury in any action, proceeding, or counterclaim brought by any of such parties hereto against the other in respect of any matter whatsoever arising out of or in any way connected with the Lease, the Premises and the use and occupancy thereof, or the relationship of the parties as landlord and tenant.

19. Landlord’s Notice Address. The addresses for all notices to Landlord under or pursuant to the Lease are hereby updated to the addresses set forth on the signature page to this Amendment.

[Signatures appear on next page.]

IN WITNESS WHEREOF, Landlord and Tenant have duly executed and delivered this Amendment to Deed of Lease as of the day and year first above written.

Designated Address for Landlord:

MEPT Courthouse Tower, LLC

c/o Bentall Kennedy (U.S.) Limited Partnership

Attn: Director of Asset Management

7315 Wisconsin Avenue, Suite 200 West

Bethesda, Maryland 20814

Facsimile: 301-656-9339

With a copy to:

MEPT Courthouse Tower, LLC

c/o Bentall Kennedy (U.S.) Limited Partnership

Attn: Director of Asset Management

1215 Fourth Avenue, Suite 2400

Seattle, Washington 98161

Facsimile: 206-682-4769

And to Landlord’s Trustee:

MEPT Courthouse Tower, LLC

c/o NewTower Trust Company

Attn: President—Robert B. Edwards

7315 Wisconsin Avenue, Suite 350 West

Bethesda, Maryland 20814

Facsimile: 240-235-9961

with a copy to Manager at:

LPC Commercial Services, Inc.

1515 N. Courthouse Road, Suite 100

Arlington, Virginia 22201

Facsimile: 703-525-5862

LANDLORD:
MEPT COURTHOUSE TOWER, LLC, a Delaware limited liability company
By:	MEPT Edgemoor REIT LLC, a Delaware limited liability company, its Member
	By:	Bentall Kennedy (U.S.) Limited Partnership, Authorized Signatory
By: Bentall Kennedy (U.S.) G.P. LLC, its general partner
		By:	/s/ Jeanette R. Flory
Name: Jeanette R. Flory
1/11/16			Title: SVP

		By:	/r/ Peter Potrykus
Name: Peter Potrykus
Title: VP
TENANT:
OPOWER, INC.,
a Delaware corporation
By: /s/ Thomas Kramer
Name: Thomas Kramer
Title: CFO
12/24/15